UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


   Date of report (Date of earliest event reported):  August 1, 2006


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                       LASALLE HOTEL PROPERTIES
        (Exact name of registrant as specified in its charter)


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        Maryland                1-14045             36-4219376
     ----------------      -----------------     ------------------
     (State or Other       (Commission File      (IRS Employer
     Jurisdiction of            Number)          Identification No.)
     Incorporation)


                        3 Bethesda Metro Center
                              Suite 1200
                       Bethesda, Maryland 20814
               ----------------------------------------
               (Address of principal executive offices)


  Registrant's telephone number, including area code:  (301) 941-1500


                            Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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


ITEM 7.01.  REGULATION FD DISCLOSURE.

     On August 1, 2006, LaSalle Hotel Properties issued a press release announcing that it acquired the Hotel Solamar in San Diego, California. A copy of such press release is furnished as Exhibit 99.1 to this report.

     The information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.



ITEM 8.01.  OTHER EVENTS.

     On August 1, 2006, LaSalle Hotel Properties acquired the Hotel Solamar in San Diego, California, for $87.0 million. Hotel Solamar is a 235-room full service hotel that opened in April 2005 and is located in downtown San Diego's Gaslamp Quarter historic district. Kimpton Hotel & Restaurant Group, LLC will manage the hotel, which was acquired subject to a long-term ground lease.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits.

           Exhibit No.      Description
           -----------      -----------

           99.1             Press release, dated August 1, 2006,
                            issued by LaSalle Hotel Properties,
                            regarding the acquisition of the
                            Hotel Solamar.

     The information contained in the press release attached as
Exhibit 99.1 to this report shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.






















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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  LASALLE HOTEL PROPERTIES



Dated:  August 1, 2006            BY:  /s/ HANS S. WEGER
                                       ------------------------------
                                       Hans S. Weger
                                       Executive Vice President,
                                       Treasurer and
                                       Chief Financial Officer



















































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


                             EXHIBIT INDEX
                             -------------


EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

  99.1     Press release, dated August 1, 2006, issued by
           LaSalle Hotel Properties, regarding the acquisition of the Hotel Solamar.



























































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